Exhibit 99.2

The	Supplementary	March 31, 2011
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent
Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
MARCH 31, 2011

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11-12

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(in millions, except per share amounts)

	Mar. 31		Dec. 31
	2011		2010
		% of Total		% of Total
Invested Assets (at carrying value)
Short Term Investments	$2,075	5%	$1,905	4%
Fixed Maturities
Tax Exempt	19,806	47	19,774	47
Taxable	16,668	39	16,745	40
Equity Securities	1,661	4	1,550	4
Other Invested Assets	2,318	5	2,239	5

Total Invested Assets	$42,528	100%	$42,213	100%

Unrealized Appreciation of Investments
Fixed Maturities	$1,281		$1,458
Equity Securities	356		265

	1,637		1,723
Deferred Income Tax Liability	573		603

	$1,064		$1,120

Capitalization
Long Term Debt	$3,975		$3,975
Shareholders’ Equity	15,579		15,530

Total Capitalization	$19,554		$19,505

Debt as a Percentage of Total Capitalization	20.3%		20.4%

Actual Common Shares Outstanding	292.5		297.3

Book Value Per Common Share	$53.26		$52.24

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$50.41		$49.05

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Three Months	From
	Ended	December 2005
	March 31, 2011	to March 31, 2011
Cost of Shares Repurchased	$387	$8,347
Average Cost Per Share	$58.91	$51.18
Shares Repurchased	6,563,253	163,070,957
In December 2005 and December 2006, the Board of Directors authorized the repurchase of up to 28,000,000 shares and 20,000,000 shares, respectively, of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. In December 2007, 2008 and 2009 the Board of Directors authorized the repurchase of up to 28,000,000 shares, 20,000,000 shares and 25,000,000 shares, respectively, of the Corporation’s common stock. In June 2010, the Board of Directors authorized an increase of 14,000,000 shares to the authorization approved in December 2009. No shares remain under these share repurchase authorizations.
In December 2010, the Board of Directors authorized the repurchase of up to 30,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of March 31, 2011, 21,929,043 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2011	2010	2011	2010
	(in millions)
Short Term Investments	$975	$817	$975	$817
Taxable Fixed Maturities	1,116	1,154	1,154	1,197
Equity Securities	200	205	170	171
Other Invested Assets	25	23	25	23

TOTAL	$2,316	$2,199	$2,324	$2,208

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2011	2010	2011	2010
	(in millions)
Short Term Investments	$1,100	$1,088	$1,100	$1,088
Fixed Maturities
Tax Exempt	19,156	19,072	19,806	19,774
Taxable	14,921	14,835	15,514	15,548
Equity Securities	1,105	1,080	1,491	1,379
Other Invested Assets	2,293	2,216	2,293	2,216

TOTAL	$38,575	$38,291	$40,204	$40,005

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets include private equity limited partnerships carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	Three Months Ended
	March 31
	2011	2010
	(in millions)
CORPORATE INVESTMENT INCOME	$8	$8

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$192	$189
Taxable Interest	116	121
Other	9	9
Investment Expenses	(7)	(6)

TOTAL	$310	$313

Effective Tax Rate	18.6%	19.1%
After-Tax Annualized Yield	3.20%	3.27%
After-tax annualized yield is based on the average invested assets for the periods presented, with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31	Dec. 31	Mar. 31
	2011	2010	2010
	(in millions)
Estimated Statutory Policyholders’ Surplus	$14,600	$14,539	$14,780
Rolling Year Statutory Net Premiums Written	$11,360	$11,262	$11,105
Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.78:1	0.77:1	0.75:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
THREE MONTHS ENDED MARCH 31, 2011

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	3/31/11	12/31/10	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance
Automobile	$402	$395	$7	$(1)	$8
Homeowners	740	692	48	37	11
Other	883	877	6	7	(1)

Total Personal	2,025	1,964	61	43	18

Commercial Insurance
Multiple Peril	1,750	1,705	45	32	13
Casualty	6,244	6,141	103	92	11
Workers’ Compensation	2,269	2,234	35	44	(9)
Property and Marine	978	819	159	139	20

Total Commercial	11,241	10,899	342	307	35

Specialty Insurance
Professional Liability	7,439	7,388	51	12	39
Surety	67	58	9	1	8

Total Specialty	7,506	7,446	60	13	47

Total Insurance	20,772	20,309	463	363	100
Reinsurance Assumed	562	592	(30)	(37)	7

Total	$21,334	$20,901	$433	$326	$107

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$162	$146	$533	$517	$199	$211	$894	$874
Decrease (Increase) in Unearned Premiums	1	4	68	73	(6)	(26)	63	51

Net Premiums Earned	163	150	601	590	193	185	957	925

Net Losses Paid	96	94	309	276	108	99	513	469
Increase (Decrease) in Outstanding Losses	5	(3)	44	185	1	5	50	187

Net Losses Incurred	101	91	353	461	109	104	563	656

Expenses Incurred	50	45	192	182	71	66	313	293

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$12	$14	$56	$(53)	$13	$15	$81	$(24)

Ratios After Dividends to Policyholders:

Loss	62.0%	60.7%	58.8%	78.1%	56.5%	56.2%	58.8%	70.9%
Expense	30.8	30.8	36.0	35.2	35.7	31.3	35.0	33.5

Combined	92.8%	91.5%	94.8%	113.3%	92.2%	87.5%	93.8%	104.4%

Premiums Written as a % of Total	5.7%	5.3%	18.6%	18.7%	7.0%	7.6%	31.3%	31.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2011	2010	2011	2010	2011	2010	2011	2010	2011	2010
Net Premiums Written	$267	$254	$436	$414	$243	$222	$380	$353	$1,326	$1,243
Decrease (Increase) in Unearned Premiums	15	15	(36)	(28)	(46)	(36)	(50)	(42)	(117)	(91)

Net Premiums Earned	282	269	400	386	197	186	330	311	1,209	1,152

Net Losses Paid	150	129	159	175	98	93	153	139	560	536
Increase (Decrease) in Outstanding Losses	41	67	64	59	31	29	153	34	289	189

Net Losses Incurred	191	196	223	234	129	122	306	173	849	725

Expenses Incurred	102	101	121	115	51	48	123	113	397	377

Dividends Incurred	—	—	—	—	7	7	—	—	7	7

Statutory Underwriting Income (Loss)	$(11)	$(28)	$56	$37	$10	$9	$(99)	$25	$(44)	$43

Ratios After Dividends to Policyholders:

Loss	67.7%	72.9%	55.7%	60.6%	67.9%	68.2%	92.7%	55.6%	70.6%	63.3%
Expense	38.2	39.7	27.8	27.8	21.6	22.3	32.4	32.0	30.1	30.5

Combined	105.9%	112.6%	83.5%	88.4%	89.5%	90.5%	125.1%	87.6%	100.7%	93.8%

Premiums Written as a % of Total	9.3%	9.2%	15.3%	15.0%	8.5%	8.0%	13.3%	12.8%	46.4%	45.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$551	$570	$88	$76	$639	$646
Decrease (Increase) in Unearned Premiums	53	50	(5)	5	48	55

Net Premiums Earned	604	620	83	81	687	701

Net Losses Paid	362	387	6	5	368	392
Increase (Decrease) in Outstanding Losses	(20)	(29)	9	(3)	(11)	(32)

Net Losses Incurred	342	358	15	2	357	360

Expenses Incurred	166	162	28	28	194	190

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income (Loss)	$96	$100	$39	$50	$135	$150

Ratios After Dividends to Policyholders:

Loss	56.6%	57.8%	18.3%	2.5%	52.0%	51.4%
Expense	30.2	28.4	32.2	37.3	30.4	29.5

Combined	86.8%	86.2%	50.5%	39.8%	82.4%	80.9%

Premiums Written as a % of Total	19.3%	20.6%	3.0%	2.7%	22.3%	23.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$2,859	$2,763	$—	$2	$2,859	$2,765
Decrease (Increase) in Unearned Premiums	(6)	15	1	2	(5)	17

Net Premiums Earned	2,853	2,778	1	4	2,854	2,782

Net Losses Paid	1,441	1,397	26	35	1,467	1,432
Increase (Decrease) in Outstanding Losses	328	344	(30)	(46)	298	298

Net Losses Incurred	1,769	1,741	(4)	(11)	1,765	1,730

Expenses Incurred	904	860	—	2	904	862

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income (Loss)	$172	$169	$5	$13	177	182

Increase in Deferred Acquisition Costs					25	22

GAAP Underwriting Income					$202	$204

Ratios After Dividends to Policyholders:

Loss	62.2%	62.9%	* %	* %	62.0%	62.3%
Expense	31.7	31.2	*	*	31.7	31.3

Combined	93.9%	94.1%	* %	* %	93.7%	93.6%

Premiums Written as a % of Total	100.0%	99.9%	0.0%	0.1%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2011	2010	2011	2010	2011	2010
Net Premiums Written	$1,962	$1,948	$897	$817	$2,859	$2,765
Decrease (Increase) in Unearned Premiums	125	148	(130)	(131)	(5)	17

Net Premiums Earned	2,087	2,096	767	686	2,854	2,782

Net Losses Paid	1,145	1,106	322	326	1,467	1,432
Increase (Decrease) in Outstanding Losses	96	253	202	45	298	298

Net Losses Incurred	1,241	1,359	524	371	1,765	1,730

Expenses Incurred	597	589	307	273	904	862

Dividends Incurred	8	8	—	—	8	8

Statutory Underwriting Income (Loss)	$241	$140	$(64)	$42	177	182

Increase in Deferred Acquisition Costs					25	22

GAAP Underwriting Income					$202	$204

Ratios After Dividends to Policyholders:

Loss	59.7%	65.1%	68.3%	54.1%	62.0%	62.3%
Expense	30.5	30.4	34.2	33.4	31.7	31.3

Combined	90.2%	95.5%	102.5%	87.5%	93.7%	93.6%

Premiums Written as a % of Total	68.6%	70.5%	31.4%	29.5%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION
Definitions of Key Terms
Operating Income
Operating income, a non-GAAP financial measure, is net income excluding after-tax realized investment gains and losses. Management uses operating income, among other measures, to evaluate its performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and can fluctuate significantly, which could distort the analysis of trends.
Return on Equity and Operating Return on Equity
Return on equity is the ratio of annualized net income divided by average shareholders’ equity. Average shareholders’ equity is the average of the beginning and all quarter-end balances within the period.
Operating return on equity, a non-GAAP measure, is the ratio of annualized operating income divided by average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income (loss), the after-tax appreciation or depreciation, including unrealized other-than-temporary impairment losses, of the Corporation’s available-for-sale fixed maturities and equity securities, which are carried at fair value. The appreciation or depreciation of available-for-sale fixed maturities and equity securities is subject to fluctuation and could distort the analysis of trends. Average shareholders’ equity excluding the after-tax unrealized appreciation or depreciation of investments is the average of the beginning and all quarter-end balances within the period. Management uses operating return on equity, among other measures, to assess the overall performance of the Corporation.

	Three Months Ended
	March 31
	2011	2010
	(dollars in millions)
Annualized Net Income	$2,036	$1,856
Average Shareholders’ Equity	$15,555	$15,688

Return on Equity	13.1%	11.8%

Annualized Operating Income	$1,620	$1,524
Average Shareholders’ Equity Excluding Unrealized Appreciation or Depreciation	$14,463	$14,589

Operating Return on Equity	11.2%	10.4%